UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 15, 2003
Date of Report

(Date of Earliest Event Reported)

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

SchoolWeb Systems, Inc.
#280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4
(Former name and former address)

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Karim Lakhani has resigned as a director of the Registrant. Karim Lakhani remains President, Director and largest shareholder of Advanced Interactive Inc. which is our largest shareholder.

No person has, as of yet, been appointed to replace Karim Lakhani as a director. The Registrant anticipates it will recruit a replacement for Mr. Lakhani if proposed SEC rules regarding composition of audit committees and governance are effected and require it to recruit additional directors. At this time, however, it is felt that the present board comprised of five directors is sufficient for the Registrant’s governance.

ITEM 7. FINANCIAL STATEMENTS

     Not applicable. Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS

3.1	Certificate of Incorporation (incorporated by reference to Exhibit 1 of the Registration Statement on Form 10-SB filed on November 6, 2000)

3.2	Articles of Incorporation of North Pacific Capital Corp. (incorporated by reference to Exhibit 3 of the Form 10-SB filed on November 6, 2000)

3.3	Certificate of Amendment of Articles of Incorporation (incorporated by reference to Exhibit 2 of the Registration Statement on Form 10-SB filed on November 6, 2000)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By: /s/ Griffin Jones
Griffin Jones, Director and Secretary

By: /s/ Michael Dearden
Michael Dearden, President and Director

Dated: September 15, 2003